SUPPLEMENT TO THE PROSPECTUSES

                  CREDIT SUISSE COMMODITY RETURN STRATEGY FUND

The following information supersedes certain information in the fund's Prospectuses.

         Christopher Burton (see biography below) joins Nelson Louie, Andrew S. Lenskold and Kam T. Poon on the Credit Suisse Commodities Management Team, which is responsible for the day-to-day portfolio management of the fund. Mr. Burton is responsible for analyzing and implementing hedging strategies, indexing strategies, and excess return strategies.

Team Member Biography

         CHRISTOPHER BURTON, Assistant Vice President, is a Portfolio Manager and Trader specializing in derivatives. Prior to joining Credit Suisse Asset Management, LLC in 2005, Mr. Burton served as an Analyst and Derivatives Strategist with Putnam Investments where from 2002 to 2005 he developed analytical tools and managed options based yield enhancement strategies as well as exposure management strategies. Mr. Burton earned a BS in Economics with concentrations in Finance and Accounting from the University of Pennsylvania's Wharton School of Business.


Dated: October 27, 2005                                      16-1005
                                                             for
                                                             CSCRC
                                                             CSCRL
                                                             2005-032